UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________________________
FORM 8-K
_______________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 25, 2017
_______________________________________________________________________________________
TRI Pointe Group, Inc.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 438-1400
Not Applicable
(Former name or former address, if changed since last report.)
_______________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On July 26, 2017, TRI Pointe Group, Inc., a Delaware corporation (the “Company”), announced in a press release its financial results for the quarter ended June 30, 2017.  A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing. In addition, the press release furnished as an exhibit to this report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Item 8.01	Other Events

On July 25, 2017, the Company's Board of Directors authorized the repurchase of up to an additional $50 million of Company common stock under its existing stock repurchase program (the “Repurchase Program”), increasing the aggregate authorization from $100 million to $150 million. Under the Repurchase Program, the Company may repurchase shares of its outstanding common stock with an aggregate value of up to $150 million through March 31, 2018. Repurchases of the Company’s common stock may be made in open-market transactions effected through a broker-dealer at prevailing market prices, in block trades, or by other means in accordance with federal securities laws, including pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The Repurchase Program does not obligate the Company to repurchase any particular amount or number of shares of common stock, and it may be modified, suspended or discontinued at any time. The timing and amount of repurchases, if any, will be determined by the Company’s management at its discretion based on a variety of factors, such as the market price of the Company’s common stock, corporate requirements, general market and economic conditions and legal requirements.
On July 26, 2017, the Company issued a press release announcing the stock repurchase authorization. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated July 26, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI Pointe Group, Inc.

Date: July 26, 2017	By:	/s/ Michael D. Grubbs
Michael D. Grubbs, Chief Financial Officer and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description of Document

99.1	Press Release dated July 26, 2017

4